UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

Palladyne AI Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39897	85-2838301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South 500 West, Suite 150
Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 927-7296

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PDYN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Common Stock at an exercise price of $69.00 per share	PDYNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2026, Palladyne AI Corp. (the "Company") issued a press release announcing preliminary results for the year ended December 31, 2025. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company’s actual results for the year ended December 31, 2025 are still being finalized; therefore, such preliminary unaudited financial information is subject to further review and actual results could differ materially from management’s expectations.

The information furnished in this Current Report under this Item 2.02 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, public conference calls, the Company’s website (https://www.palladyneai.com/), its investor relations website (https://investor.palladyneai.com/), and its news site (https://www.palladyneai.com/press/). The Company uses these channels, as well as its social media, including its X (@PalladyneAI) and LinkedIn accounts (https://www.linkedin.com/company/palladyneaicorp/), to communicate with investors and the public news and developments about the Company, its products and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information. The information that can be accessed through hyperlinks or website addresses included in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is deemed not to be incorporated in or part of this Current Report on Form 8-K.

Item 8.01 Other Events.

On January 13, 2026, the Company announced preliminary unaudited financial information for the year ended December 31, 2025. Total revenue for the year ended December 31, 2025 is expected to be in the range of $5.0 to $5.5 million, and cash, cash equivalents and marketable securities and backlog are expected to be approximately $47.0 million and $13.0 million, respectively, as of December 31, 2025.

“Backlog” represents the total value of signed and fully funded or committed customer contracts and purchase orders. Backlog excludes unfunded options and reflects only amounts contractually confirmed as of the measurement date. The Company expects that the majority of its backlog will be recognized as revenue within the next 12 months.

These preliminary financial results are based on management’s initial analysis of results of operations for the year ended December 31, 2025 and our consolidated financial statements for the year ended December 31, 2025 are not yet available. The actual amounts that the Company reports will be subject to the Company’s financial closing procedures and any final adjustments that may be made prior to the time its financial results for the year ended December 31, 2025 are finalized and filed with the Securities and Exchange Commission (the “SEC”). The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. These estimates should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and it is not necessarily indicative of the results to be achieved in any future period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 13, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including, but not limited to, statements regarding the Company’s preliminary unaudited revenue for the year ended December 31, 2025; preliminary unaudited backlog and cash and cash equivalents as of December 31, 2025; and the timing of revenue and backlog recognition. Forward-looking statements are typically, but not always, identified by the use of words such as “may,” “would,” “believe,” “intend,” “plan,” “anticipate,” “estimate,” “expect,” and other similar terminology. Forward-looking statements are based on current expectations of management and upon what management believes to be reasonable assumptions based on information currently available to it, and are subject to risks and uncertainties. Such risks and uncertainties may cause actual results to differ materially from the expectations set forth in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of financial closing procedures, risks and uncertainties associated with the Company’s business and finances in general, as well as other risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with SEC. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palladyne AI Corp.

Dated:	January 13, 2026	By:	/s/ Stephen Sonne
		Name: Title:	Stephen Sonne Chief Legal Officer & Secretary